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                                                                   Exhibit 99.3

                           Certification pursuant to
                            18 U.S.C. Section 1350,
                            as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

   In connection with the Quarterly Report of Octel Corp. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W Jennings, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                              By:     /s/  PAUL W JENNINGS
                                                  -----------------------------
                                                         Paul W Jennings
                                                    Vice President and Chief
                                                        Financial Officer

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